Exhibit 10.53

CONSOL ENERGY INC.

1999 DIRECTORS DEFERRED COMPENSATION PLAN

HYPOTHETICAL INVESTMENT ELECTION FORM

Investment Election:

Pursuant to the CONSOL Energy Inc. (the “Company”) Directors Deferred Compensation Plan (the “Plan”), I hereby elect that the amounts I have deferred under the Plan be deemed to be invested among such hypothetical investments as specified on Appendix A and/or B attached hereto.

Acknowledgments:

•

I understand that the amounts I have deferred under the Plan represent an unfunded, unsecured obligation of the Company to pay me benefits in the future in accordance with the terms of the Plan, and that the elections I have made hereunder are for Plan recordkeeping purposes only and do not represent actual investments.

•

I understand that in the event the Company sets aside funds to satisfy its obligations under the Plan, the Company is under no obligation to actually invest such monies in accordance with the elections I have made hereunder.

•

I understand that the earnings credited to the amounts I have deferred under the Plan will be based on the hypothetical investments I have elected, and acknowledge and agree that neither the Company nor the Administrator (as defined in the Plan) shall act as a guarantor, or be liable or otherwise responsible for the investment performance (including losses) of such hypothetical investments.

•

I understand that the Administrator shall establish reasonable procedures for crediting earnings (and losses) under the Plan, and acknowledge and agree that the Administrator has full authority and discretion to decide all matters relating to the implementation, administration and interpretation of such procedures, which determinations shall be final, conclusive, and binding upon all interested parties.

•

I understand that the investment elections made hereunder will apply to all deferrals that I have made, or will make in the future, under the Plan, and that my investment elections will remain in effect from year to year unless an until I change such investment elections by filing a new investment election form.

•

I understand that if prior approval of my elections (and or receipt or disposition of phantom stock) by the Company’s Compensation Committee and/or Board of Directors is required for the purposes of securing any exemptions under Rule 16b-3(d) and/or (e) under the Securities Exchange Act of 1934, as amended or otherwise, the elections I have made herein will not be effective until the approval of the Company’s Compensation Committee and/or Board of Directors has been obtained. The Administrator has full authority and discretion to decide all matters relating to the approval requirements, which determinations shall be final, conclusive, and binding upon all interested parties.

This form must be returned to George Witkowsky to be effective on or about the next succeeding January 1st or July 31st.

Signature:

Printed Name:

Dated:	, 20

CONSOL ENERGY INC.

1999 DIRECTORS DEFERRED COMPENSATION PLAN

APPENDIX A

HYPOTHETICAL INVESTMENT ELECTION FORM1

Please Check Appropriate Box and Complete as Necessary:

☐	I am making no change to my current elections. All the amounts I have deferred under the Directors Deferred Compensation Plan should continue to be deemed to be invested in accordance with the current investment elections I have on file with the Plan (See Schedule 1 for a statement of your current elections).

☐

I hereby elect that         % of the amounts I have deferred under the Directors Deferred Compensation Plan be deemed to be invested entirely in Company common stock and any balance of deferrals will be invested among the hypothetical investments specified on page 2 of this Appendix A.[2]

☐	In addition, I irrevocably elect to make no intraplan transfers (i.e., change my hypothetical investment elections deemed to be invested entirely in Company common stock) during the entire deferral period. [Check this box only if you intend never to change your election option related to the hypothetical investments in common stock made in this election form]

☐	I hereby elect that the amounts I have deferred under the Directors Deferred Compensation Plan be deemed to be invested as specified on Appendix B.

[Remainder of Page Intentionally Left Blank]

[1]

Any election that is made will have the effect of rebalancing all deferrals made to date, except for those deemed to be in Company common stock which have been designated as irrevocable by the participant.

[2]

Any phantom stock “granted” under a deferral will be treated as though it were the equivalent of a Deferred Stock Unit (as the term is used under CONSOL Energy Inc. Equity Incentive Plan as amended and restated, effective as of May 3, 2005, as may be amended from time to time) that is settled solely in cash. Such phantom stock will be treated for the purposes of dividends and other matters as a Deferred Stock Unit. The Administrator has full authority and discretion to decide all matters relating to the implementation, administration and interpretation of the treatment of such phantom stock, which determinations shall be final, conclusive, and binding upon all interested parties.

1999 DIRECTORS DEFERRED COMPENSATION PLAN

APPENDIX B

HYPOTHETICAL INVESTMENT ELECTION FORM

I hereby elect that the amounts I have deferred under the Directors Deferred Compensation Plan be deemed to be hypothetically invested in one of the elections as specified below:

INVESTMENT[3]	ELECTION

CONSERVATIVE (20% stock, 80% bond)

BALANCED INCOME (40% stock, 60% bond)

BALANCED (60% stock, 40% bond)

BALANCED GROWTH (80% stock, 20% bond)

AGGRESSIVE GROWTH (100% stock)

MONEY MARKET FUND

[3]	The foregoing investment options are coordinated through National City.